Exhibit 10.8

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 5

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 30, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer wish to *** the following firm 787-9 Aircraft *** this Purchase Agreement:

Model	MSN	Delivery Month
787-9	***	***

WHEREAS, Boeing and Customer agree to *** the following *** firm 787-*** Aircraft and *** them with *** 787-*** Aircraft in the same delivery months:

Model	*** Firm Aircraft MSN	*** Aircraft MSN	Delivery Month
***	***	TBD	***
***	***	TBD	***

WHEREAS, Boeing and Customer agree to apply *** firm Aircraft *** under this Supplemental Agreement No. 05 *** for the *** new model 787-*** Aircraft added under this Supplemental Agreement No. 05 and *** Customer’s *** for 787 aircraft.

UAL-PA-3860	SA-5	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-5”).

2. Tables.

2.1.	“Table 1”, 787-9 Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety.

2.2.	“Table 1”, 787-10 Aircraft with GENX-1B76 Engines Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached “Table 1”, 787-10 Aircraft with GENX-1B76 Engines Delivery, Description, Price and Advance Payments, (identified by “SA-5”).

3. Letter Agreements.

3.1.	“Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1”, 787-10 Option Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached “Attachment B1 to Letter Agreement UAL-PA-03860-LA-120965R1”, 787-10 Option Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments, (identified by “SA-5”).

3.2.	Letter agreement “UAL-PA-03860-LA-1209413A1”, Special Matters — Amendment 1, is deleted in its entirety and replaced with the attached “UAL-PA-03860-LA-1209413A1R1”, Special Matters — Amendment 1, (identified by “SA-5”).

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-3860	SA-5	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-3860	SA-5	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1

TABLE
1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3
1.	787-9 with GENX-1B*** Engines Aircraft Information Table ***	SA-5
1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-5

EXHIBITS
A1.	787-8 Aircraft Configuration
A2.	787-9 Aircraft Configuration	SA-4
A3.	787-10 Aircraft Configuration	SA-1
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA-1
CS1.	Customer Support Document
EE1.	Engine Escalation/Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 5	SA-5
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
SA NUMBER
LETTER AGREEMENTS
UAL-PA-03860-LA-1209247	787 e-Enabling

UAL-PA-03860-LA-1209264	Open Configuration Matters

UAL-PA-03860-LA-1209265R1	Option Aircraft	SA-1

	Attachment A, 787-*** Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-5

	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-3

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS
UAL-PA-03860-LA-1209236R1	Model Substitution	SA-1

	Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1

	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 5	SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
CONFIDENTIAL LETTER AGREEMENTS, continued
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R1	Special Matters	SA-1
UAL-PA-03860-LA-1209413A1R1	Special Matters – Amendment 1	SA-5
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1
UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2
UAL-PA-03860-LA-1209430	Performance Guarantees
UAL-PA-03860-LA-1209455	*** – TERMINATED	SA-1
UAL-PA-03860-LA-1209429	***
UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1
6-1162-ELP-0794	*** Program- *** Aircraft
6-1162-ELP-0795	*** Program- *** Aircraft
UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1
UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-1
UAL-PA-03860-LA-1301377	787-10 ***	SA-1
UAL-PA-03860-LA-1301377A1	787-10 *** – Amendment 1	SA-4
UAL-PA-03860-LA-1301380	787-10 Program Launch	SA-1
UAL-PA-03860-LA-1500017	Demonstration Flight Waiver	SA-4
UAL-PA-03860-LA-1500059	Installation of Cabin Systems Equipment	SA-4

P.A. 3860	TABLE OF CONTENTS, Page 3 of 5	SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	December 16, 2013
Supplemental Agreement No. 3	July 22, 2014
Supplemental Agreement No. 4	January 14, 2015
Supplemental Agreement No. 5	April 30, 2015

P.A. 3860	TABLE OF CONTENTS, Page 4 of 5	SA-5
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10	*** pounds	Detail Specification:		***
Engine Model/Thrust:	GENX-1B***¹	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft) :		$***	Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$***	Base Year Index (ECI):		***
			Base Year Index (CPI):		***

Refundable Deposit/Aircraft at Proposal Accept:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-5, Page 1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
Total:	25

¹	*** on a *** to delivery GEnx-1B*** thrust rating at the GEnx-1B***.
*	*** Escalation Factors ***
**	*** Escalation Factors ***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-5, Page 2

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10	*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***	*** pounds	Airframe Price Base Year/Escalation Formula:	*** ***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	*** ***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$***	Base Year Index (ECI):	***
			Base Year Index (CPI):	***
*** Deposit/Aircraft at Def Agreement		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	**
***	***	***	***	TBD	$***	$***	$***	$***	$***
***	***	***	***	TBD	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

APR 64695-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 to SA-5, Page 1

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimat Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	**
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
Total:	***

APR 64695-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 to SA-5, Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209413A1R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters — Amendment 1
Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)

This letter agreement UAL-PA-03860-LA-1209413A1R1 (Amending Letter Agreement) amends and supplements the Purchase Agreement, amends certain terms in Letter Agreement UAL-PA-03860-LA-1209413 (the Letter Agreement), and supersedes and replaces in its entirety letter agreement UAL-PA-03860-LA-1209413A1. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments to Article 4 of the Letter Agreement.

Article 4.4 of the Letter Agreement is hereby deleted and replaced with the following:

4.4.	Special *** Provisions for the Launch Aircraft. With respect to (i) the *** 787-10 Aircraft listed in Table 1 to the Purchase Agreement as of the effective date of Supplemental Agreement No. 5 to the Purchase Agreement and (ii) the *** 787-*** Aircraft with scheduled delivery dates of *** and ***; (each a Launch Aircraft), the parties agree that *** of the Article 4.1 *** obligation will be *** delivery of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing will *** to *** the Launch Aircraft *** Obligation.

2.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

UAL-PA-03860-LA-1209413A1R1 Special Matters	Page 1 SA-5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Patrick McKelvey
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 30, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

UAL-PA-03860-LA-1209413A1R1 Special Matters	Page 2 SA-5

BOEING / UNITED AIRLINES, INC. PROPRIETARY